                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                           ACACIA RESEARCH CORPORATION
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

             ______________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                                     ACACIA
                                    RESEARCH
                                  CORPORATION





                                                                   April 1, 2005



Dear Stockholder:

         You are cordially invited to attend Acacia Research Corporation's Annual Meeting of Stockholders to be held on Tuesday, May 10, 2005. The meeting will be held at 610 Newport Center Drive, Suite 130, in Newport Beach, California, beginning at 10:00 a.m. local time. The formal meeting notice and Proxy Statement are attached.

         At this year's meeting, stockholders are being asked to re-elect two directors to serve on the Company's Board of Directors, ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2005, and transact such other business as may properly come before the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the Annual Meeting.

         We look forward to seeing you on May 10.



                                            Sincerely,


                                            /s/ Paul R. Ryan
                                            ------------------------------------
                                            Paul R. Ryan
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 2005




TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acacia Research Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 10, 2005 at 10:00 a.m. at 610 Newport Center Drive, Suite 130, Newport Beach, California, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect two directors to serve on the Company's Board of Directors until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005; and

         3. To transact such other business as may properly come before the meeting or at any postponement or adjournment thereof.

         Only stockholders of record at the close of business on March 14, 2005 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                                   Sincerely,


                                                   /s/ Robert A. Berman
                                                   -----------------------------
                                                   Robert A. Berman
                                                   CHIEF OPERATING OFFICER
                                                   GENERAL COUNSEL AND SECRETARY

Newport Beach, California
April 1, 2005



YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660
                         _______________________________

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2005
                         _______________________________

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a Delaware corporation (the "Company"), for use at the Company's annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 10, 2005 at 10:00 a.m., local time, and at any adjournment or postponement thereof. The Annual Meeting will be held at 610 Newport Center Drive, Suite 130, Newport Beach, California. These proxy solicitation materials were mailed on or about April 1, 2005, to all stockholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS

         Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.       WHAT MAY I VOTE ON AT THE ANNUAL MEETING?

         At the Annual Meeting, stockholders will consider and vote upon the following matters: (1) the re-election of two directors to serve on the Company's Board of Directors until the 2008 Annual Meeting of Stockholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005; and (3) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.       HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

         The Board of Directors recommends a vote FOR each proposal.

3.       HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Annual Meeting.

4.       CAN I REVOKE MY PROXY?

         You have the right to revoke your proxy at any time before the Annual Meeting by: (1) notifying the Secretary of the Company in writing; (2) voting in person; or (3) returning a later-dated proxy card.

5.       WHO WILL COUNT THE VOTE?

         U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.       WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

8.       WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

         Only holders of record of the Company's Acacia Research - Acacia Technologies common stock ("AR - Acacia Technologies stock") and Acacia Research
- CombiMatrix common stock ("AR - CombiMatrix stock") as of the close of business on March 14, 2005, are entitled to notice of and to vote at the Annual Meeting. The AR - Acacia Technologies stock and the AR - CombiMatrix stock are sometimes referred to collectively as "Acacia common stock."

9.       HOW MANY VOTES MAY BE CAST?

         As of March 14, 2005, the record date for the Annual Meeting, 27,212,769 shares of AR - Acacia Technologies stock and 31,200,496 shares of AR
- CombiMatrix stock, the only outstanding voting securities of the Company, were issued and outstanding. At the meeting, each outstanding share of AR - Acacia Technologies stock will be entitled to 1.665 votes, and each outstanding share of AR - CombiMatrix stock will be entitled to one vote. The voting rights of the AR - Acacia Technologies stock have been determined based on the market values of each class of Acacia common stock in accordance with the formula set forth in our Restated Certificate of Incorporation. The holders of AR - Acacia Technologies stock and AR - CombiMatrix stock will vote together as a single class at the meeting.

10.      WHAT IS A "QUORUM" AT THE ANNUAL MEETING?

         A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.      WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will be elected directors of the Company. To ratify the appointment of the independent registered public accounting firm, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposal.

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.      WHAT HAPPENS IF I ABSTAIN?

         Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the outstanding shares entitled to vote or a majority of the shares present, an abstention is equivalent to a "no" vote.

13.      HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although the Company does not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Paul R. Ryan and Robert A. Berman, to vote on such matters at their discretion.

14.      WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

         For information regarding holders of more than 5% of the Company's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management."

15.      WHO WILL BEAR THE COST OF THIS SOLICITATION?

         The Company will bear the entire cost of the solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of the Company without additional compensation. The Company has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to perform various solicitation services. The Company will pay Georgeson a fee of $5,000, plus phone and other related expenses, in connection with their solicitation services.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

GENERAL

         The number of directors of the Company is fixed at eight. The Company's Board of Directors (the "Board") is divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of the Company's stockholders.

         The Board has nominated Thomas B. Akin and Edward W. Frykman for re-election at the Annual Meeting to a term of office expiring in 2008. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.

         The following table sets forth information as to the persons who serve as our directors.

                                                     DIRECTOR
NAME                                     AGE           SINCE        POSITIONS WITH THE COMPANY
----------------------------------    ----------    ------------    ------------------------------------------------
Paul R. Ryan                             59            1995         Chairman and Chief Executive Officer
Robert L. Harris, II                     46            2000         President and Director
Thomas B. Akin*^                         52            1998         Director
Fred A. de Boom*+^                       69            1995         Director
Edward W. Frykman*+^                     68            1996         Director
G. Louis Graziadio, III+^                55            2002         Director
Rigdon Currie+^                          74            2003         Director
Amit Kumar, Ph.D.                        40            2003         Director, President and Chief Executive
                                                                    Officer of CombiMatrix Corporation
---------------------------
* MEMBER OF THE AUDIT COMMITTEE
+ MEMBER OF THE COMPENSATION COMMITTEE
^ MEMBER OF THE NOMINATING AND GOVERNANCE COMMITTEE


         Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

                  INFORMATION REGARDING THE NOMINEES (CLASS II)

         THOMAS B. AKIN has served as a director since May 1998. Mr. Akin serves as the managing partner of Talkot Capital, LLC since 1996. In that capacity Mr. Akin is the general partner of Talkot Crossover Fund and Talkot Capital IV, LLC. From 1986 to 1994, Mr. Akin was the Western regional Institutional Director for Merrill Lynch serving institutional clients from Colorado to Hawaii. From 1981 to 1986 Mr. Akin was an institutional sales vice president in the Los Angeles Office of Merrill Lynch Institutional. From 1978 to 1981 Mr. Akin was an institutional sales executive for Salomon Brothers in the Los Angeles Office. Mr. Akin serves as the Chairman of the Board of Dynex Capital, Inc. and as a director and member of the Audit Committee of ADX Corporation. Mr. Akin holds a B.A. from the University of California at Santa Cruz and an M.B.A. in finance from the University of California at Los Angeles.

         EDWARD W. FRYKMAN has served as a director since April 1996. Mr. Frykman has been an Account Executive with Crowell, Weedon & Co. since 1992. Previously, Mr. Frykman served as Senior Vice President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton where he served as the Manager of the Los Angeles Regional Retail Office. Mr. Frykman serves as a director of Arrowhead Research Corp.

                DIRECTORS WITH TERMS EXPIRING IN 2006 (CLASS III)

         PAUL R. RYAN has served as a director since August 1995, as Chief Executive Officer since January 1997 and as Chairman since April 2000. He also served as President of the Company from January 1997 until July 2000. Prior to being named Chief Executive Officer, he was Executive Vice President and Chief Investment Officer of the Company from 1996 through 1997 and Vice President, Capital Management, of the Company from 1995 through 1996. He was formerly co-founder and general partner of the American Health Care Fund, L.P., held positions with Young & Rubicam, Ogilvy & Mather, and Merrill Lynch and was a private venture capital investor. Mr. Ryan holds a B.S. from Cornell University and attended the New York University Graduate School of Business.

         G. LOUIS GRAZIADIO, III has been a director since February 2002. Mr. Graziadio serves as President of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a California company engaged in a wide range of investment activities and business ventures, since 1990. He also serves as Chairman and Chief Executive Officer of Boss Holdings, Inc., which operates primarily in the work gloves and protective wear business, since 1999.


         RIGDON CURRIE has been a director since January 2003. Mr. Currie is retired; however, he serves as a director and a member of the Compensation Committee of ESP, Inc., which develops software for managing industrial environmental issues; he is Chairman of the Board of Opportunity Capital Corporation, a private venture capital firm focused on minority business; and a director of W3 Commerce, Inc., a private software firm focused on Internet commerce traffic generation. Mr. Currie received a B.S.I.E. from the Georgia Institute of Technology and an M.B.A. from Harvard Business School.


                 DIRECTORS WITH TERMS EXPIRING IN 2007 (CLASS I)

         ROBERT L. HARRIS, II has served as a director since April 2000 and as President since July 2000. Mr. Harris was previously the President and Director of Entertainment Properties Trust from 1997 to July 2000. Mr. Harris founded Entertainment Properties Trust, a publicly-traded company that purchases real estate from major entertainment companies. Mr. Harris led the International Division and served as Senior Vice President of AMC Entertainment from 1993 to 1997, and served as President of Carlton Browne and Company, Inc., a holding company and trust with assets in real estate, insurance and financial services, from 1984 to 1992.

         FRED A. DE BOOM has served as a director since February 1995. Mr. de Boom serves as a Director of Pacific Coast National Bank. Mr. de Boom has been a principal in Sonfad Associates since 1995. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he was employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. de Boom received his B.A. degree from Michigan State University and his M.B.A. degree from the University of Southern California.

         AMIT KUMAR, PH.D. has served as a director since January 2003. Dr. Kumar joined Acacia Research Corporation in July 2000 as Senior Vice President of Life Sciences. Dr. Kumar was appointed to the position of Chief Executive Officer and President of CombiMatrix Corporation in September 2001. From 1999 to 2000, Dr. Kumar was CEO and President of Signature Biosciences, a genomic, proteomic, and drug discovery company. From 1998 to 1999, he was an Entrepreneur in Residence at Oak Investment Partners, specializing in emerging life science and biotechnology companies. Dr. Kumar held the position of Senior Director at IDEXX Laboratories, and was Head of Research and Development at Idetek Corporation from 1995 to 1998. He held the position of Sr. Scientist at Idetek Corporation from 1994-1995. Dr. Kumar serves as a director of Aeolus Pharmaceuticals, Inc. and Leuchemix, Inc. and is a member of the Scientific Advisory Board of BioProcessors Inc. Dr. Kumar received his bachelor's degree from Occidental College in 1986, his Ph.D. from the California Institute of Technology in 1991, and completed his Post-Doctorate Fellowship at Harvard University in 1993.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of twelve meetings during the fiscal year ended December 31, 2004. During that period, no incumbent director, other than Mr. Currie, attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Disclosure Committee. The Board of Directors has adopted charters for each of these committees; each of the charters may be viewed on our website at www.acaciaresearch.com.
                         ----------------------

         AUDIT COMMITTEE. The Audit Committee currently consists of Thomas B. Akin, Fred A. de Boom and Edward W. Frykman, each of whom is independent under the listing standards of the NASDAQ Stock Market. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company's independent registered public accounting firm and is primarily responsible for approving the services performed by the Company's independent registered public accounting firm and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Audit Committee held eight meetings during the fiscal year ended December 31, 2004. The Audit Committee is also responsible for maintaining communication between the Board of Directors and the Company's independent registered public accounting firm.

         The Board has determined that Mr. Akin is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         COMPENSATION COMMITTEE. The Compensation Committee currently consists of Fred A. de Boom, Rigdon Currie, Edward W. Frykman and G. Louis Graziadio, III, each of whom is independent under the listing standards of the NASDAQ Stock Market. The Compensation Committee is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policies and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 2002 Acacia Technologies Stock Incentive Plan and the 2002 CombiMatrix Stock Incentive Plan. The Compensation Committee held eight meetings during the fiscal year ended December 31, 2004.

          NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee currently consists of Thomas B. Akin, Fred A. de Boom, Edward W. Frykman, G. Louis Graziadio, III and Rigdon Currie each of whom is independent under the listing standards of the Nasdaq Stock Market. The Nominating and Governance Committee met on February 22, 2005 to recommend director nominees to the Board of Directors for election at the 2005 annual meeting of stockholders. The Nomination and Governance Committee held three meetings during the fiscal year ended December 31, 2004. The charter for the Nominating and Governance Committee provides that, among its specific responsibilities, the Committee shall:

o Establish criteria and qualifications for Board membership, including standards for assessing independence;

o Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

o Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

o Annually review the Company's corporate governance processes, and its governance principles, including such issues as the Board's organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

o Administer the Company's corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating and Governance Committee shall discuss with management their compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and the Company's procedures to monitor compliance throughout the Company with the corporate Codes of Conduct;

o Review periodically with the Company's Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

o Oversee the continuing education of Company directors and the orientation of new directors;

o Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board's performance and procedures, including an evaluation of individual directors, and of the Board's committees; and

o Assess annually the performance of the duties specified in the Nominating and Governance Committee Charter by the Nominating and Governance Committee and its individual members.



DIRECTOR QUALIFICATION STANDARDS

         There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

o        the highest ethical standards and integrity;

o        a willingness to act on and be accountable for Board decisions;

o an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

o a history of achievement that reflects high standards for the director candidate and others;

o        loyalty and commitment to driving the success of the Company;

o the independence requirements imposed by the Securities and Exchange Commission and the Nasdaq Stock Market; and

o a background that provides a portfolio of experience and knowledge commensurate with the Company's needs.

         The Nominating and Governance Committee has the following policy with regard to the consideration of o any director candidates recommended by security holders:


o A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Secretary, Acacia Research Corporation, 500 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address below no later than December 2, 2004 in order to be considered for nomination at the next annual meeting.

o The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under Nasdaq Stock Market's Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

         The Nominating and Governance Committee considers director candidates that are suggested by members of the Nominating and Governance Committee, the Board, as well as management and stockholders. The Nominating and Governance Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

         DISCLOSURE COMMITTEE. The Disclosure Committee currently consists Robert A. Berman, Clayton J. Haynes, Amit Kumar, Ph.D., Robert Stewart, Vice President of Investor Relations, Scott Burell, Vice President of Finance of CombiMatrix Corporation and Cheryl Willeford, corporate paralegal. The Disclosure Committee is primarily responsible for oversight of the accuracy and timeliness of the disclosures made by the Company. The Disclosure Committee held four meetings during the fiscal year ended December 31, 2004.

CODES OF CONDUCT

         The Company has adopted a corporate Code of Conduct and a Board of Directors Code of Conduct, both of which may be viewed on our website at www.acaciaresearch.com. The corporate Code of Conduct applies to all officers, directors and employees of the Company, including the Company's principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. The Board of Directors Code of Conduct specifically applies to the Board of Directors. Any waiver of these Codes of Conduct for any of the Company's executive officers or directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, the particular member or committee of the Board, c/o Acacia Research Corporation,
Attention: Secretary, 500 Newport Center Drive, 7th Floor, Newport Beach, California 92660. All communications addressed to the Board or a particular member or committee of the Board will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to the Company's website at www.acaciaresearch.com for changes in this process. The Board, the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

         Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Except for Mr. Graziadio, each current director of the Company attended last year's annual meeting of stockholders.

DIRECTOR COMPENSATION

         Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. Non-employee directors receive a nondiscretionary grant of options to purchase 20,000 shares of AR - Acacia Technologies stock and 20,000 shares of AR - CombiMatrix stock upon initially joining the Board and subsequent non-discretionary annual grants of options to purchase 15,000 shares of AR - Acacia Technologies stock and 15,000 shares of AR - CombiMatrix stock while serving as members of the Board, all such grants at an exercise price equal to the closing market price on the date of grant. The options vest in a four equal quarterly installments over the 12-month period measured from the grant date.

         Non-employee directors receive compensation in the amount of $1,500 per month for their service as members of the Board. In addition, non-employee directors receive $1,000 for each meeting of the Board or of any committee of the Board attended in person, $1,000 for each meeting attended by telephone if the meeting is longer than one hour in length, and $500 for each meeting attended by telephone if the meeting is one hour or less in length, except that no compensation shall be received for each Compensation or Nominating and Governance Committee meeting attended that immediately precedes or follows a meeting of the Board. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

REQUIRED VOTE

         The nominees for Class II directors who receive the greatest number of affirmative votes will be elected to the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE TWO NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 PROPOSAL NO. 2:

          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm for the year ended December 31, 2004, was recommended by the Audit Committee, whose selection was approved by the Board of Directors, to act in such capacity for the fiscal year ending December 31, 2005, subject to ratification by the stockholders.

         PricewaterhouseCoopers LLP has served as the principal independent registered public accounting firm for the Company since April 1997. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company.

         If the stockholders of the Company do not ratify the selection of PricewaterhouseCoopers LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the Company's employment of PricewaterhouseCoopers LLP should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint a substitute independent registered public accounting firm. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

REQUIRED VOTE

         The favorable vote of a majority of votes cast regarding the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of March 14, 2005, by (i) all persons known to the Company to beneficially own five percent (5%) or more of either class of the Company's common stock, (ii) each director of the Company, (iii) the executive officers named in the "Summary Compensation Table" of the "Executive Compensation and Other Information" section of this Proxy Statement, and (iv) all current directors and executive officers as a group.

                                                       AMOUNT AND NATURE
                                                         OF BENEFICIAL                AMOUNT AND NATURE OF
                                                       OWNERSHIP OF AR -    PERCENT   BENEFICIAL OWNERSHIP   PERCENT
                                                      ACACIA TECHNOLOGIES    OF        OF AR - COMBIMATRIX    OF
BENEFICIAL OWNER                                             STOCK          CLASS(1)          STOCK          CLASS(1)
----------------                                             -----          --------          -----          --------
DIRECTORS AND EXECUTIVE OFFICERS(2)
Paul R. Ryan(3)                                            1,372,325          4.9%            705,682            2.2%
Thomas B. Akin(4)                                            145,394           *              138,898               *
Rigdon Currie(5)                                              38,750           *              116,250               *
Fred A. de Boom(6)                                            85,550           *               63,892               *
Edward W. Frykman(7)                                          74,340           *               56,407               *
Robert L. Harris, II(8)                                      918,667          3.3%            514,782            1.6%
G. Louis Graziadio, III(9)                                    55,750           *               46,030               *
Amit Kumar, Ph.D.(10)                                        419,036          1.5%            905,827            2.8%
Clayton J. Haynes(11)                                        111,830           *               58,506               *
Robert A. Berman(12)                                         452,269          1.6%            216,778               *
All Directors and Executive Officers as a Group            3,673,911         13.2%          2,823,052            8.9%
 (ten persons)(13)
5% STOCKHOLDERS
---------------
Apex Capital, LLC(14)                                        3,147,300       11.6%                0                 *

----------
*   Less than one percent


(1) The percentage of shares beneficially owned is based on 27,212,769 shares of AR - Acacia Technologies stock and 31,200,496 shares of AR - CombiMatrix stock outstanding as of March 14, 2005. Beneficial ownership is determined under rules and regulations of the Securities and Exchange Commission ("SEC"). Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after March 14, 2005, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the Company believes that such persons have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them.

(2) The address for each of the Company's directors and executive officers is the Company's principal offices, Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660.

(3) Includes 7,000 shares of AR - Acacia Technologies Stock and 7,000 shares of AR - CombiMatrix stock held by Mr. Ryan's daughter, and 915,086 shares of AR - Acacia Technologies stock and 507,897 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(4) Includes 85,244 shares of AR - Acacia Technologies Stock and 35,412 shares of AR - CombiMatrix stock held by Talkot Crossover Fund, L.E. ("Talkot") and 60,150 shares of AR - Acacia Technologies stock and 103,486 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005. Mr. Akin serves as managing general partner of Talkot.

(5) Includes 38,750 shares of AR - Acacia Technologies stock and 116,250 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(6) Includes 60,150 shares of AR - Acacia Technologies stock and 48,486 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(7) Includes 54,350 shares of AR - Acacia Technologies stock and 48,486 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005..

(8) Includes 20,000 shares of AR - Acacia Technologies stock held by the R&S Harris Trust, of which Mr. Harris is a Trustee and 898,667 shares of AR - Acacia Technologies stock and 514,782 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005. 22,000 AR - Acacia Technologies stock options and 12,280 AR - CombiMatrix stock options will expire if not exercised by April 9, 2005.

(9) Includes 55,750 shares of AR - Acacia Technologies stock and 46,030 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(10) Includes 417,936 shares of AR - Acacia Technologies stock and 877,213 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(11) Includes 111,830 shares of AR - Acacia Technologies stock and 58,506 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(12) Includes 452,269 shares of AR - Acacia Technologies stock and 216,778 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005..

(13) Includes 3,064,938 of AR - Acacia Technologies stock and 2,537,914 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 14, 2005.

(14) Based on information contained in the Schedule 13G filed February 9, 2005 by Apex Capital, LLC, Sanford J. Colen and Daniel S. Katz, each of Apex Capital, LLC, Mr. Colen and Mr. Katz have shared voting and dispositive power with respect to 2,958,300 shares of AR - Acacia Technologies stock. Apex Capital, LLC is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the AR - Acacia Technologies stock. Mr. Colen is the Manager of Apex Capital, LLC and has sole voting and dispositive power with respect to 45,000 shares of AR - Acacia Technologies stock. Mr. Colen disclaims beneficial ownership of the shares held by Apex Capital, LLC except to the extent of his sole voting and dispositive power with respect to 45,000 shares of AR - Acacia Technologies stock and his pecuniary interest in Apex Capital, LLC. Mr. Katz is a portfolio manager of Apex Capital, LLC and has sole voting and dispositive power with respect to 144,000 shares of AR - Acacia Technologies stock. Mr. Katz disclaims beneficial ownership of the shares held by Apex Capital, LLC except to the extent of his sole voting and dispositive power with respect to 144,000 shares of AR - Acacia Technologies stock and his pecuniary interest in Apex Capital, LLC. The address for Apex Capital, LLC is 25 Orinda Way, Suite 300, Orinda, California 94563.

              EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company as of the date hereof.


 NAME                             AGE        POSITIONS WITH THE COMPANY
---------------------------     -------    -------------------------------------------------------------------------
 Paul R. Ryan                     59        Chairman and Chief Executive Officer
 Robert L. Harris, II             46        President
 Amit Kumar, Ph.D.                40        Chief Executive Officer and President of CombiMatrix Corporation
 Clayton J. Haynes                35        Chief Financial Officer, Treasurer and Senior Vice President, Finance
 Robert A. Berman                 42        Chief Operating Officer, General Counsel and Secretary


         The following is biographical information and a brief description of the capacities in which each of the executive officers has served during the past five years. Biographical information on Messrs. Ryan, Harris and Kumar is set forth above under "Proposal No. 1: Election of Directors."

         CLAYTON J. HAYNES joined the Company in April 2001 as Treasurer and Senior Vice President, Finance. In November 2001, Mr. Haynes was appointed Chief Financial Officer of the Company. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Business Advisory Services practice. Mr. Haynes received a B.A. from the University of California at Los Angeles, is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

         ROBERT A. BERMAN joined the Company in 2000, and was named Senior Vice President and General Counsel in February 2001. In November 2003, Mr. Berman was appointed Executive Vice President, Business Development. In January, 2005, Mr. Berman was appointed Chief Operating Officer and continues to serve as the Company's General Counsel. Prior to joining Acacia, Mr. Berman held the position of Director of New Business Development at National Media Corporation from 1997 to 1999 and was at QVC from 1993 to 1997. He practiced law at the Philadelphia law firm of Blank, Rome, Comsikey and McCauley from 1989 to 1993. Mr. Berman received a B.S. from the University of Pennsylvania's Wharton School, and a J.D. from Northwestern Law School.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to the Company during the last three fiscal years for (a) the Company's Chief Executive Officer and (b) the four most highly compensated executive officers, other than the Chief Executive Officer, whose annual cash compensation exceeded $100,000 in the last fiscal year. The listed individuals are referred to as our "Named Executive Officers."

                                                SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                        ANNUAL COMPENSATION             COMPENSATION
                                               ---------------------------------------  ------------
                                                                            OTHER        SECURITIES
                                                                           ANNUAL        UNDERLYING
                                                 SALARY        BONUS     COMPENSATION      OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR        ($)          ($)          ($)           (#)(1)       COMPENSATION
---------------------------            -----     --------      -----     ------------    ----------     ------------
Paul R. Ryan                           2004      287,356         5,613         0           91,667(2)          0
    Chairman and                                                                                0(3)
    Chief Executive Officer            2003      272,619         5,346         0          191,667(2)          0
                                                                                           50,000(3)
                                       2002      266,019         5,096         0          161,000(2)          0
                                                                                           30,000(3)
Robert L. Harris III                   2004      282,188         5,513         0           91,667(2)          0
    President                                                                                   0(3)
                                       2003      267,600         5,250         0          131,667(2)          0
                                                                                           50,000(3)
                                       2002      251,077         5,000         0          161,000(2)          0
                                                                                           30,000(3)
Amit Kumar, Ph.D.                      2004      379,586        24,000         0          250,000(3)          0
    Chief Executive Officer and                                                                 0(2)
                                       2003      318,855        57,500         0           30,000(2)          0
    President of CombiMatrix(4)                                                           300,000(3)
                                       2002      267,038        25,000         0                0(2)          0
                                                                                          300,000(3)
Clayton J. Haynes, Chief               2004      178,822         3,493         0           37,620(2)          0
    Financial Officer and                                                                  30,000(3)
    Treasurer (5)                      2003      169,696         3,327         0           50,950(2)          0
                                                                                                0(3)
                                       2002      147,135         3,173         0           52,500(2)          0
                                                                                                0(3)
Robert A. Berman                       2004      232,572        34,543         0           75,000(2)          0
    Chief Operating Officer,                                                                    0(3)
    General Counsel and                2003      218,423        24,327         0          107,105(2)          0
    Secretary (6)                                                                          40,000(3)
                                       2002      205,846         4,038         0          105,000(2)          0
                                                                                                0(3)

-----------------
(1) All share and option figures reflect appropriate adjustments for a one-for-ten stock dividend paid in December 2001. No stock appreciation rights were granted or outstanding during the periods covered by the table.

(2)    Options granted with respect to AR - Acacia Technologies stock.

(3)    Options granted with respect to AR - CombiMatrix stock.

(4) Dr. Kumar joined the Company in July 2000 and became an executive officer upon his appointment as Chief Executive Officer and President of CombiMatrix Corporation in September 2001.

(5) Mr. Haynes joined the Company in April 2001 and became an executive officer upon his appointment as Chief Financial Officer in November 2001.

(6) Mr. Berman joined the Company in 2000 and became an executive officer in 2002.

STOCK OPTION GRANTS AND EXERCISES

         The following table sets forth information regarding stock options granted to the Named Executive Officers during 2004. No stock appreciation rights were granted to any of the Named Executive Officers during 2004.

                                             OPTION GRANTS IN LAST FISCAL YEAR


                                                    INDIVIDUAL GRANTS
                                 ------------------------------------------------------

                                                 PERCENT OF
                                                   TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                                  NUMBER OF       OPTIONS                                      ASSUMED ANNUAL RATE
                                 SECURITIES      GRANTED TO                                OF STOCK PRICE APPRECIATION
                                 UNDERLYING      EMPLOYEES    EXERCISE OR                       FOR OPTION TERM(1)
                                   OPTIONS       IN FISCAL        BASE       EXPIRATION   -----------------------------
NAME                             GRANTED (#)        YEAR      PRICE($/SH)       DATE          5%($)           10%($)
----                             -----------     ----------   -----------    ----------   -----------      ------------
Paul R. Ryan                     91,667(2)         10.03%        4.14        10/19/14        238,666         604,827

Robert L. Harris, II             91,667(3)         10.03%        4.14        10/19/14        238,666         604,827

Amit Kumar, Ph.D.                250,000(4)        21.32%        6.76        03/04/14      1,062,832       2,693,425

Clayton J. Haynes                37,620(5)          4.12%        4.14        10/19/14         97,948         248,220
                                 30,000(6)          2.56%        3.55        06/22/14         66,977         169,733

Robert A. Berman                 75,000(7)          8.21%        4.14        10/19/14        195,272         494,857

----------------
(1) The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company's estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee's continued employment with the Company throughout the vesting period and option term, which factors are not reflected in this table.

(2) The option was granted with respect to shares of AR - Acacia Technologies stock at an exercise price equal to the closing price of AR--Acacia Technologies stock on the date of grant and has a term of ten years. The options vest in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from December 31, 2006.

(3) The option was granted with respect to shares of AR - Acacia Technologies stock at an exercise price equal to the closing price of AR--Acacia Technologies stock on the date of grant and has a term of ten years. The options vest in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from December 28, 2006.

(4) The option was granted with respect to shares of AR - CombiMatrix stock at an exercise price equal to the closing price of AR--CombiMatrix stock on the date of grant and has a term of ten years. One-sixth (1/6) of the option shares vested upon completion of six (6) months of service measured from March 4, 2004 with the balance of the option shares vesting in thirty (30) successive equal monthly installments upon the completion of service over the thirty (30) month period measured from March 4, 2004.

(5) The option was granted with respect to shares of AR - Acacia Technologies stock at an exercise price equal to the closing price of AR--Acacia Technologies stock on the date of grant and has a term of ten years. The options vest in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from January 2, 2007.

(6) The option was granted with respect to shares of AR - CombiMatrix stock at an exercise price equal to the closing price of AR--CombiMatrix stock on the date of grant and has a term of ten years. 18,333 option shares vested on December 21, 2004 with the balance of the option shares vesting in fourteen (14) successive equal monthly installments upon the completion of service over the fourteen (14) month period measured from December 21, 2004.

(7) The option was granted with respect to shares of AR - Acacia Technologies stock at an exercise price equal to the closing price of AR--Acacia Technologies stock on the date of grant and has a term of ten years. The options vest in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from December 28, 2006.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options to purchase AR - Acacia Technologies stock during 2004 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2004 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                   AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                            OPTIONS AT 2004         IN-THE-MONEY OPTIONS AT
                           SHARES                             YEAR-END(#)             2004 YEAR-END (1)($)
                         ACQUIRED ON       VALUE       --------------------------  --------------------------
NAME                     EXERCISE(#)   REALIZED(2)($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                     -----------   --------------  -----------  -------------  -----------  -------------
Paul R. Ryan               113,209      $187,508         877,753       295,335       $894,345     $504,654
Robert L. Harris              0               0          868,000       275,335       $756,318     $435,654
Amit Kumar, Ph.D.             0               0          414,602        12,501       $250,508     $ 43,128
Clayton J. Haynes             0               0           99,330       107,740       $203,659     $160,655
Robert A. Berman              0               0          427,603       196,105       $437,686     $301,944

--------------------
(1)    Represents the difference between the exercise price of the options and the average of the closing prices of the Company's AR - Acacia
       Technologies stock on the Nasdaq National Market on December 31, 2004 of
       $5.30 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.


         The following table provides information, with respect to the Named
Executive Officers, concerning the exercise of options to purchase AR -
CombiMatrix stock during 2004 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2004 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.


                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS AT 2004           IN-THE-MONEY OPTIONS AT
                          SHARES                             YEAR-END(#)               2004 YEAR-END (1)($)
                        ACQUIRED ON        VALUE      --------------------------    --------------------------
NAME                    EXERCISE(#)   REALIZED(2)($)  EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----                    -----------   --------------  -----------  -------------    -----------  -------------
Paul R. Ryan             63,192        $188,628          499,841        21,945       $218,327        $39,279
Robert L. Harris              0              0           506,726        21,945       $193,627        $39,279
Amit Kumar, Ph.D.             0              0           820,271       301,389       $554,122       $117,831
Clayton J. Haynes             0              0            55,173        11,667        $38,203        $ 4,900
Robert A. Berman              0              0           212,333        15,556       $115,330        $31,423

---------------------
(1) Represents the difference between the exercise price of the options and the average of the closing prices of the Company's AR - CombiMatrix stock on the Nasdaq National Market on December 31, 2004 of $3.97 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

EMPLOYMENT AGREEMENTS

         The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors currently consists of Messrs. de Boom, Currie, Frykman and Graziadio. None of these individuals was an officer or employee of the Company at any time during 2004 or at any other time. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 2002 Acacia Technologies Stock Incentive Plan and the 2002 CombiMatrix Stock Incentive Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

         The Company's executive compensation program consists of a mixture of base salary, cash bonuses and stock option awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

         The Compensation Committee will periodically review the individual base salaries of the executive officers, and adjust salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

         Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the stockholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the stockholders as well as provides an incentive to maximize stockholder value. Stock options have value for an employee only if the price of the Company's common stock increases above the exercise price, and the employee remains in the Company's employ for the period required for the stock to be exercisable, thus providing an incentive to remain in the Company's employ.

         EXECUTIVE SEVERANCE POLICY. The Company's Executive Severance Policy provides that, in the event of involuntary termination of employment of an executive officer for other than cause or other than on account of death or disability, the Company shall pay to the executive officer a lump sum amount equal to the aggregate of the officer's annual base salary through the date of termination and any compensation previously deferred by the executive officer, any accrued vacation pay, and reimbursable expenses, as well as three (3) months of the executive officer's base salary for each full year that the officer was employed by the Company, up to a maximum of twelve (12) months of the executive officer's base salary. In addition the Executive Severance Policy provides for paid COBRA coverage for the medical and dental benefits selected by the executive officer in the year in which the termination occurs.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. Paul R. Ryan, the Company's Chairman and Chief Executive Officer, received an annual base salary of $287,356 and a bonus in the amount of $5,613 in 2004, as well as a stock option grant of 91,667 shares of AR - Acacia Technologies stock as set forth above under "Option Grants in Last Fiscal Year." The cash amount paid to Mr. Ryan in the form of base salary and bonus and the stock option grant was recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above. The Board of Directors approved the Compensation Committee's recommendation.

SECTION 162(M) OF THE INTERNAL REVENUE CODE. The Company does not believe
Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                      Respectfully Submitted by the Compensation
                                      Committee of the Board of Directors,

                                      RIGDON CURRIE
                                      FRED A. DE BOOM
                                      EDWARD W. FRYKMAN
                                      G. LOUIS GRAZIADIO, III

                             AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for 2004, which include the consolidated balance sheets of the Company as of December 31, 2004 and 2003, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2004, and the notes thereto.

         COMPOSITION. The Audit Committee of the Board of Directors is comprised of three directors, and operates under a written charter adopted by the Board of Directors. The charter was amended by the Board of Directors in October 2004. A copy of the amended charter is attached as Appendix A to this Proxy. The members of the Audit Committee are Fred A. de Boom, Thomas B. Akin and Edward W. Frykman. All members of the Audit Committee are "independent", as defined in Rule 10A-3 under the Exchange Act and Rule 4200(a)(14) of the Marketplace Rules contained in the National Association of Securities Dealers Manual, and financially literate.

         RESPONSIBILITIES. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent registered public accounting firm. Management has primary responsibility for the Company's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an integrated audit of the Company's consolidated financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing an opinion on the financial statements, an opinion on internal control over financial reporting and on management's assessment that the company maintained effective internal control over financial reporting. The Audit Committee's responsibility is to oversee these processes.

         REVIEW WITH MANAGEMENT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee has reviewed the Company's consolidated audited financial statements and met separately, and held discussions with, management and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the firm's independence.

         CONCLUSION. Based upon the Audit Committee's discussions with management and the independent registered public accounting firm, the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC.

         REAPPOINTMENT OF INDEPENDENT AUDITORS. In January 2005 the Audit Committee recommended to the Board of Directors the reappointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

         This report is submitted by the Audit Committee of the Board of Directors.

                                                     THOMAS B. AKIN
                                                     FRED A. DE BOOM
                                                     EDWARD W. FRYKMAN

THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company in 2005.

         Representatives of PricewaterhouseCoopers LLP will be present at the 2005 Annual Meeting, where they may make a statement and will be available to respond to questions.

AUDIT AND RELATED FEES

         AUDIT FEES - PricewaterhouseCoopers LLP was the company's independent registered public accounting firm for the years ended December 31, 2004 and 2003. Total fees paid to PricewaterhouseCoopers LLP for audit services rendered during 2004 and 2003 were $880,000 and $368,000, respectively.

         AUDIT-RELATED FEES - There were no fees paid to PricewaterhouseCoopers LLP for audit-related services during 2004 and 2003.

         TAX FEES - Total fees paid to PricewaterhouseCoopers LLP for tax services rendered during 2004 and 2003 were $95,000 and $357,000, respectively, related primarily to tax related compliance and consultation services.

         ALL OTHER FEES - Total fees paid to PricewaterhouseCoopers LLP for other services rendered during 2004 and 2003 were $142,000 and $0. Other fees in 2004 related to Sarbanes Oxley Section 404 internal controls documentation services provided.

AUDIT COMMITTEE PRE-APPROVAL POLICY

         The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Committee receives a report at each meeting on the status of services provided or to be provided by the independent registered public accounting firm and the related fees.

                             STOCK PERFORMANCE GRAPH


         The Stock Performance Graph depicted below compares the yearly change in the Company's cumulative total stockholder return for the last five fiscal years with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotech Index.







                         [STOCK PERFORMANCE GRAPH HERE]







                                               2000        2001           2002       2003         2004
                                               ----        ----           ----       ----         ----
         Acacia Research Corporation          $100         $  68         $  19        $  45       $  47
         Nasdaq Index                         $100         $  79         $  54        $  81       $  88
         Nasdaq Biotech Index                 $100         $  84         $  46        $  67       $  71

         The graph covers the period from December 31, 2000 to December 31, 2004. Cumulative total returns are calculated assuming that $100 was invested on December 31, 2000 in the Company's common stock, and in each index, and that all dividends were reinvested. The Company has not paid or declared any cash dividends on its common stock. On December 13, 2002, each share of the Company's common stock was converted into one share of AR - Acacia Technologies stock and
0.5582 of a share of AR - CombiMatrix stock. As a result, the graph reflects a composite return for the two classes of the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stock prices or shareholder returns.

         The preceding Stock Performance Graph, Audit Committee Report and Compensation Committee Report are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Company under those statutes, the Stock Performance Graph, Audit Committee Report and Compensation Committee Report shall not be incorporated by reference into any such prior filings or into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

         Since January 1, 2004 there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

         INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND OFFICERS. In addition to the indemnification provisions contained in the Company's Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Company, among other things, to indemnify each such director or officer against expenses (including attorneys' fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which the Company is prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's common stock. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2004, its directors, officers and holders of more than 10% of the Company's common stock complied with the requirements of Section 16(a).

FORM 10-K

         On March 15, 2005 the Company filed with the SEC an Annual Report on Form 10-K for the 2004 fiscal year. A copy of the Company's Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

HOUSEHOLDING

         We are sending only one Form 10-K report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate Form 10-K or proxy statement in the future, they may telephone our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the Secretary in the same manner.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

         Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Proposals of stockholders intended to be presented at the Company's 2006 Annual Meeting of Stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company), no later than December 2, 2005 for inclusion in the Board's proxy statement and form of proxy for that meeting. In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our proxy statement) to be considered "timely" within the meaning of Rule 14a-4 under the Securities Exchange Act of 1934, as amended, and pursuant to our bylaws, notice of any stockholder proposals must be delivered to the Company's Secretary in writing not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2005 Annual Meeting, after which a proposal is untimely. In the event that the date of the 2006 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2006 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2006 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2006 Annual Meeting is first made by the Company. A stockholder's notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of the Company's common stock which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

April 1, 2005

                                      By Order of the Board of Directors,


                                      /s/ Robert A. Berman
                                      ----------------------------
                                      Robert A. Berman
                                      CHIEF OPERATING OFFICER, GENERAL COUNSEL
                                        AND SECRETARY

                                   APPENDIX A

                           ACACIA RESEARCH CORPORATION
                             AUDIT COMMITTEE CHARTER



The Board of Directors (the "Board") of Acacia Research Corporation (the "Company") has established a standing committee to be known as the Audit Committee (the "Committee").

PURPOSE

The purpose of the Committee is to oversee the Company's auditing, accounting and control functions, including primary responsibility for the financial reporting process of the Company. In particular, the Committee shall assist the Board in monitoring:

o The integrity of the financial statements of the Company, to ensure the balance, transparency and integrity of published financial information,

o        The outside auditor's independence and qualifications,

o        The performance of the Company's outside auditors,

o The compliance by the Company with legal and regulatory requirements, and

o The effectiveness of the Company's internal controls and risk management system.

o Review and concur in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer.

The Committee's responsibilities shall also include:

o Preparing the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement, and

o The appointment, compensation, retention, oversight and, where appropriate, replacement of the Company's outside auditors, who are responsible to the Board and the Committee.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes but is not limited to:

o Retaining outside counsel, accountants, outside advisors, consultants, or others to assist in the conduct of an investigation or as it determines appropriate to advise or assist in the performance of its functions.

o        Seeking any information it requires from employees or external parties.
         Employees and external parties will be directed to cooperate and comply with the committee's requests.

o Meeting with the senior financial personnel, company officers, outside auditors, or outside counsel, as necessary.

o Establishing procedures for dealing with concerns of employees regarding accounting, internal control and auditing matters.

o Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or accounting matters.

COMPOSITION

The Committee shall be composed of such number of directors as may be appointed by the Board, but shall have at least three members, each of whom shall meet the SEC and Nasdaq independence and experience requirements, as determined by the Board. Specifically, each member of the Committee shall be barred from accepting any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, and shall not be an "affiliated person" of the Company or any subsidiary of the Company, in each case other than in such member's capacity as a member of the Board or any committee of the Board. Such members shall be outside directors who are independent of Company management and in a better position to provide the independent point of view crucial to this Committee's effectiveness. All such members shall be financially literate and at least one shall qualify as a "financial expert" as defined under applicable SEC rules, as determined by the Board.

The Board shall appoint the members of the Committee to serve until their successors have been duly designated and one member so appointed shall be designated by the Board as the chair of the Committee.

Members of the Committee may be removed by the Board for any reason at any time. Vacancies on the Committee shall be filled by vote of the Board during its first meeting following the occurrence of such vacancy.

MEETINGS

The Committee shall meet at least four times a year, and may meet additionally as it deems necessary or appropriate in its judgment, either in person or telephonically, such additional meetings to be called by the chair or at least two other members of the Committee.

The Committee may adopt rules for its meetings and activities. In the absence of any such rules, Committee actions shall be governed by the Company's bylaws and applicable law. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Minutes shall be regularly kept of the Committee's proceedings, by a person appointed by the Committee to do so.

The Committee shall also meet at least quarterly with management and the Company's outside auditors in separate executive sessions.

The Committee will hold at least one private meeting per year.

RESPONSIBILITIES

The Committee will carry out the following responsibilities:

FINANCIAL STATEMENTS

o Review the annual audited and quarterly financial statements and Form 10-K, including the results of the audit for each fiscal year and MD&A disclosures, with management and the outside auditor, and recommend to the Board the inclusion of the annual audited financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC.

o Reviewing with the outside auditor and management the results of the outside auditor's review of the quarterly financial statements, including any significant accounting or disclosure and regulatory issues, prior to issuance of earnings releases and filing quarterly reports on Form 10-Q with the SEC.

o Oversee the periodic financial reporting process implemented by management and review the Company's interim financial statements, annual financial statements and preliminary announcements prior to release.

o Review management's process for ensuring that the information contained in press announcements is consistent with published information, balanced and transparent.

o Review from time to time (but in no event less often than annually) with the outside auditor and management, as appropriate:

         o Significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

         o Major issues regarding the Company's accounting and auditing principles and practices, including critical accounting policies, and major changes in auditing and accounting principles and practices proposed or promulgated by regulatory accounting authorities or suggested by the outside auditor, internal auditor or management;

         o Matters required to be discussed by Statement on Auditing Standards No. 61 and 90 relating to the conduct of the audit;

         o The results of the audit, which should include a review of any audit problems or difficulties encountered by the outside auditor in the course of the audit work, including any restrictions on the scope of activities or access to required personnel or information, and any disagreements with management; and

EXTERNAL AUDIT

o Annually retain, evaluate, and, if appropriate, recommend termination of the Company's outside auditor. The Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, oversight, and evaluation of performance of the work of the outside auditor.

o Approve in advance all audit engagement fees and the terms of all audit services to be provided by the outside auditor. The Committee shall establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall include pre-approval of such services.

o At least annually, obtain and review a report from the outside auditor describing any relationships between the auditor and the Company and any other relationships that may adversely affect the auditor's independence, consider the independence of the outside auditor, and otherwise take appropriate action to satisfy itself of the independence of the auditor, including considering whether the provision of non-audit services by the outside auditor is compatible with the auditor's independence.

o At least annually, review the outside auditor's proposed audit scope and approach (inclusions and exclusions), including coordination of audit effort with internal audit, to ensure the completeness of coverage and reduction of redundant efforts.

o At least annually, obtain and review a report by the outside auditor describing its own internal quality-control procedures; any material issues raised by its most recent quality-control review or peer review; and any inquiry or investigation by governmental or professional authorities respecting any of its audits within the past five years, together with any steps taken to deal with any such issues.

o Discuss with the external auditor the appropriateness of the Company's accounting policies.

INTERNAL AUDIT

o Review the internal audit function of the Company, including the proposed programs for the coming year, and the coordination of such programs with the outside auditors, with particular attention to maintaining the best possible balance between independent and internal auditing resources.

o Review progress of the internal audit program, key findings and management's action plans to address findings.

COMPLIANCE

o Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable law and regulations.

o Review the effectiveness of procedures for the receipt, retention, resolution and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for employees to make confidential and anonymous submissions of concern regarding questionable accounting or auditing matters. This should also include a review of management follow-up, including disciplinary action, for any actions of noncompliance.

INTERNAL CONTROLS

o Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

o Periodically review the adequacy and effectiveness of the Company's disclosure controls and procedures and the Company's internal controls, including any information technology security and control.

o Evaluate overall effectiveness of the Company's internal control and risk management frameworks and consider whether recommendations made by the auditors have been implemented by management.

REPORTING

o Regularly report to the Board about committee activities, issues and related recommendations.

o Report annually to the stockholders, describing the committee's composition, responsibilities, and how they were discharged, and any other information required by regulators.

OTHER RESPONSIBILITIES

o Assess annually the Committee's and individual members' performance of the duties specified in this Charter and report its findings to the Board.

o Annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board. This Charter shall be disclosed in the Company's proxy statement at least once every three years.

o        Hold separate private meetings with management and external auditors.

o Establish policies for the hiring of employees and former employees of the external auditors.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan and conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

PROXY                                                                      PROXY

                          ACACIA RESEARCH CORPORATION
                  Annual Meeting of Stockholders May 10, 2005

           This Proxy is Solicited on Behalf of the Board of Directors
                         of Acacia Research Corporation



The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Paul R. Ryan and Robert A. Berman, and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Acacia Research - Acacia Technologies Common Stock and Acacia Research - CombiMatrix Common Stock held of record by the undersigned on March 14, 2005, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation to be held May 10, 2005, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.



THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.




                               (See reverse side)

                          DETACH PROXY HERE AND RETURN




The Board of Directors recommends a vote FOR the nominees listed below and a vote FOR each of the listed proposals.

(1) To elect two directors to serve until the 2008 Annual Meeting of Stockholders or until each of their successors are duly elected and qualified.
Nominees: Thomas B. Akin and Edward W. Frykman.

     [ ] FOR all nominees listed above (except as marked to the contrary below.)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
     (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

_____________________________      _________________________________

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2005.

     [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

(3) To transact such other business as may properly come before the Annual Meeting or at any postponements or adjournments thereof. As to such matters, the undersigned hereby confers discretionary authority and authorizes the proxyholders to vote the proxies cumulatively in their discretion if cumulative voting is in effect.


                                           _____________________________________
                                                         (Dated)


                                           _____________________________________
                                                    (Please Print Name)


                                           _____________________________________
                                           (Signature of Holder of Common Stock)


                                           _____________________________________
                                          (Additional Signature if Held Jointly)



NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.